                         NOTICE OF GUARANTEED DELIVERY

                          ICON HEALTH & FITNESS, INC.

            Offer to Exchange all Outstanding 11.25% Notes Due 2012
           That Were Sold in a Transaction Exempt From Registration
         Under the Securities Act of 1933, As Amended, Pursuant to the
                        Prospectus Dated March 28, 2002
                                      for
                     11.25% Notes Due 2012 Which Have Been
            Registered Under the Securities Act of 1933, As Amended

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME) OR TERMINATED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

                                                      Facsimile Transactions
                           By Overnight Delivery or   (Eligible institutions
By Hand:                   Registered/Certified Mail: only):

The Bank of New York       The Bank of New York       (212) 815-6339
101 Barclay Street         101 Barclay Street
Ground Level Corporate     New York, New York 10286
Trust Services Window      Attn: Reorganization
New York, New York 10286   Unit-7E
Attn: Reorganization
  Unit-7E

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR
        TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH
                 ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   As set forth in the Prospectus, dated              , 2002 (as the same may
be amended from time to time, the "Prospectus"), of ICON Health & Fitness, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer") and Instructions thereto, relating to the offer by the Company to exchange $1,000 principal amount of 11.25% Notes due 2012 (the "Exchange Notes") of the Company, upon the terms and subject to the conditions of the Exchange Offer, for each $1,000 principal amount of outstanding 11.25% Notes due 2012 (the "Old Notes") of the Company, this form or one substantially equivalent must be used to tender any of the Old Notes if (i) certificates representing the Old Notes to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit a Holder's Letter of Transmittal, certificates representing the Old Notes to be tendered and all other required documents to reach the Exchange Agent prior to the expiration date, or (iii) the procedures for book-entry transfer cannot be completed prior to the expiration date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth above. Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Prospectus.

   This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instruction thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Old Notes. By so tendering, the undersigned does hereby make, at as and of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter of Transmittal.

   The undersigned understands that tenders of Old Notes may be withdrawn if the Exchange Agent receives, at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, prior to the Expiration Date, a facsimile transmission or letter, which specifies the name of the person who deposited the Old Notes to be withdrawn and the aggregate principal amount of Old Notes delivered for exchange, including the certificate number(s) (if any), and which is signed in the same manner as the original signature on the Letter of Transmittal by which the Old Notes were tendered, including any signature guarantees, all in accordance with the procedures set forth in the Prospectus. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be validly withdrawn after 5:00 p.m., New York City time, on
             , 2002.

   The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the trustee under the indenture governing the Old Notes and the Exchange Notes as evidence of the undersigned's tender of Old Notes.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

   The undersigned hereby tenders the Old Notes listed below:

                           PLEASE SIGN AND COMPLETE

             Certificate No.(s) of Old Notes   Principal Amount of
                     (if available):           Old Notes Tendered:

             --------------------------------  -------------------

             --------------------------------  -------------------

             --------------------------------  -------------------

             --------------------------------  -------------------

             --------------------------------  -------------------

             --------------------------------  -------------------

x _____________________________________________________________________________
        (Signature(s) of Registered Holder(s) or Authorized Signatory)

Title: ________________________________________________________________________

Name(s) of Registered Holder(s): ______________________________________________
                            (Please Type or Print)

Address: ______________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.: __________________________________________________

Date: _________________________________________________________________________

If Old Notes will be delivered by book-entry transfer, complete the following:

Depository Account No. ________________________________________________________

   This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their names appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     Please print name(s) and address(es)

Name(s): ______________________________________________________________________

Capacity: _____________________________________________________________________

Address(es): __________________________________________________________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the Expiration Date, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depositary Trust Corporation, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "Book-Entry; Delivery and Form"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

Name of Firm: _________________________________________________________________
                            (Authorized Signature)

Address: ______________________________________________________________________

Name: _________________________________________________________________________

Area Code and Telephone No.: __________________________________________________

Title: ________________________________________________________________________

Date: _________________________________________________________________________

DO NOT SEND NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER RELATED DOCUMENTS.